UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2010

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 610 Houston, TX		77056
(Address of principal executive offices)		(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE COMPANY HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS AND A PRELIMINARY PROSPECTUS SUPPLEMENT) WITH THE SECURITIES & EXCHANGE COMMISSION (THE “SEC”) FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS AND THE PRELIMINARY PROSPECTUS SUPPLEMENT IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE COMPANY HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE COMPANY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE COMPANY, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AND THE APPLICABLE PROSPECTUS SUPPLEMENT IF YOU REQUEST IT BY CALLING (212) 284-3418 OR (504) 584-1231. THE ABOVE INFORMATION SUPPLEMENTS AND UPDATES THE INFORMATION CONTAINED IN THE PROSPECTUS AND THE PRELIMINARY PROSPECTUS SUPPLEMENT.

Item 8.01.	Other Events.

On July 21, 2010, Vantage Drilling Company issued a press release announcing that it has signed a definitive agreement to supervise and manage the construction and marketing of the Ultra-deepwater Drillship/FPSO, the “Dalian Developer” (previously known as MPF-01). The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated July 21, 2010.

[Signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2010

VANTAGE DRILLING COMPANY

/s/ Chris E. Celano
Chris E. Celano
General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release dated July 21, 2010.

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